UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

March 11, 2026
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective March 11, 2026, Renasant Bank, the wholly-owned subsidiary of Renasant Corporation (“Renasant”), and M. Ray (Hoppy) Cole, Jr. entered into an amendment to Mr. Cole’s employment agreement dated April 1, 2025 relating to Mr. Cole’s participation in Renasant’s annual cash bonus plan, the Performance Based Rewards Plan (the “PBRP”). Mr. Cole’s agreement was amended in the following respects:
•Instead of being eligible for bonuses for performance periods under the PBRP from April 1, 2025 to March 31, 2026 and April 1, 2026 to March 31, 2027, Mr. Cole is now eligible to receive a cash bonus under the PBR for calendar year 2025 and on a calendar year basis thereafter, consistent with Renasant’s other senior executive officers;
•The amount of any PBRP payment with respect to calendar year 2025 will be prorated to 75% of the total amount, reflecting Mr. Cole’s nine months of service as a Renasant employee in 2025; and
•If Mr. Cole remains a Renasant employee until his employment agreement’s expiration on April 1, 2027, but separates from service on such date, he is entitled to receive a payment under the PBRP equal to the amount of his target award, prorated to 25% of the total amount, reflecting his three months of service in 2027. If Mr. Cole’s employment continues past April 1, 2027, he will be entitled to a payment under the PBRP with respect to calendar year 2027 on terms consistent with those applicable to as other Renasant senior executive officers.
Except as noted above, the material terms of Mr. Cole’s employment agreement as previously disclosed remain unchanged.

Item 9.01.    Financial Statements and Exhibits.
    (d)    Exhibits.
The following exhibit is being furnished herewith, and this list shall constitute the exhibit index:
    Exhibit No.    Description
104        The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: March 16, 2026	By:	/s/ Kevin D. Chapman
Kevin D. Chapman
President and Chief Executive Officer